PRESS RELEASE
For Immediate Release

Date:	April 20, 2011
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

            CONSOLIDATED TOMOKA ANNOUNCES FIRST QUARTER RESULTS

           DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (NYSE Amex–CTO) today reported a net loss of $258,905, or $0.05 loss per basic share, and earnings before depreciation, amortization and deferred taxes (EBDDT) of $250,477, or $0.04 per share, for the quarter ended March 31, 2011.  The comparable numbers for the first quarter of 2010 were net income of $77,819 or $0.01 basic earnings per share and EBDDT of $769,544 or $0.13 per share.

           EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.

           William H. McMunn, president and chief executive officer, stated, “First quarter operations produced a small loss reflecting a slow real estate market; offset somewhat by the earnings stability of our income property portfolio and improved golf operations due to more favorable weather in 2011. The most significant impact on earnings was  $758,489 ($465,902 net of taxes) increase in stock option expense, compared with 2010 that  resulted from the effect of an increase in our stock price in the current year. During the first quarter, we obtained approval for the first phase of a professional/medical office park across from the new Florida Memorial Hospital and began the permitting process for a pre-permitted industrial site capable of supporting a facility of up to 148,000 square-feet.  These and similar initiatives will continue to position us for an improvement in the real estate market.”

           Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of net lease income properties strategically located in the Southeast, through the efficient utilization of 1031 tax-deferred exchanges.  The Company has low long-term debt and currently generates over $9 million annually in before tax cash flow from its income property portfolio.  The Company also engages in selective self-development of targeted income properties. The Company’s adopted strategy is designed to provide the financial strength and cash flow to weather difficult real estate cycles.  Visit our website at www.ctlc.com.
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“Safe Harbor”

           Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

           The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the quarter ended June 30, 2011, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the impact of a prolonged recession or further downturn in economic conditions; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

           While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

           Disclosures in this press release regarding the Company’s first quarter financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended March 31, 2011.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

           This release refers to certain non-GAAP financial measures.  As required by the SEC, the  Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

EARNINGS NEWS RELEASE

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2011	2010

REVENUES	$3,992,336	$3,705,879

NET INCOME (LOSS)	$(258,905)	$77,819

BASIC & DILUTED EARNINGS (LOSS) PER SHARE:
NET INCOME (LOSS)	$(0.05)	$0.01

RECONCILIATION OF NET INCOME (LOSS) TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDDT)

	QUARTER ENDED
	MARCH 31,	MARCH 31,
	2010	2009
NET INCOME (LOSS)	$(258,905)	$77,819

ADD BACK:

DEPRECIATION & AMORTIZATION	658,268	692,903

DEFERRED TAXES	(148,886)	(1,178)

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$250,447	$769,544

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,723,980	5,723,339

BASIC EBDDT PER SHARE	$0.04	$0.13

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES.  EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.  FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY.  THE COMPANY BELIEVES, HOWEVER,  THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH  NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND THE CHANGE IN DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

CONSOLIDATED BALANCE SHEETS

	MARCH 31,	DECEMBER 31,
	2011	2010
ASSETS	$	$
Cash	118,798	337,617
Investment Securities	4,821,879	4,939,625
Refundable Income Taxes	--	29,351
Land and Development Costs	27,096,896	27,047,317
Intangible Assets	4,062,186	4,167,478
Other Assets	7,957,628	8,192,705
	$44,057,387	$44,714,093

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	14,950,383	14,770,388
Golf Buildings, Improvements & Equipment	11,825,058	11,823,081
Income Properties Land, Buildings & Improvements	119,964,168	119,935,128
Other Building, Equipment and Land Improvements	3,102,120	3,262,345
Construction in Process	$458,545	$346,968
Total Property, Plant and Equipment	150,300,274	150,137,910
Less, Accumulated Depreciation and Amortization	(17,443,884)	(17,093,053)
Net - Property, Plant and Equipment	$132,856,390	$133,044,857

TOTAL ASSETS	$176,913,777	$177,758,950

LIABILITIES
Accounts Payable	192,575	1,046,581
Accrued Liabilities	6,814,531	7,216,039
Accrued Stock Based Compensation	1,199,447	761,827
Pension Liability	823,036	791,941
Deferred Income Taxes	34,975,259	35,093,214
Notes Payable	$15,564,187	$15,249,248

TOTAL LIABILITIES	$59,569,035	$60,158,850

SHAREHOLDERS' EQUITY
Common Stock	5,723,980	5,723,980
Additional Paid in Capital	5,175,635	5,164,102
Retained Earnings	107,491,176	107,807,321
Accumulated Other Comprehensive Loss	$(1,046,049)	$(1,095,303)

TOTAL SHAREHOLDERS' EQUITY	$117,344,742	$117,600,100

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$176,913,777	$177,758,950

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